Tier Technologies
Second Quarter Fiscal 2009 Results
Earnings Call Charts

May 12, 2009

Forward-Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, expected legal proceedings, expectations for the divestitures of certain assets, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including the risks and uncertainties described and referred to under the "Risk Factors" section of our annual report on Form 10-K for the year ended September 30, 2008, and our most recent quarterly report on Form 10-Q, as well as other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

EPS Revenue and Transaction Trends



$ 140,000
130,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Revenue (thousands)
Revenue
Transactions
15,900
10,286
8,059
5,894
4,203
2,341
40,669
56,452
78,578
99,433
117,072
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009F
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Transactions (thousands)

Tier Internal Data. Tier is unable to provide a revenue forecast for FY 2009. FY 2009 transactions include ChoicePay.

Strategic Plan

- Focus on Electronic Payments
  - Grow transaction volume and improve margin by vertical
  - Develop new verticals
  - Reduce client concentration
  - Shift from product sales to providing electronic payment solutions
- Dispose of legacy businesses
- Build new management team
- Market driven vs. sales driven
- Consolidate platforms to reduce costs and accelerate and expand the development and rollout of new products and features
- Goal is to become EBITDA positive in FY2009

Strategic Re-Structuring: Creating Long-Term Value

Tier Technologies

Legacy Businesses

- Independent Validation and Verification 12/31/07
- Health and Human Services 2/1/08
- Call Center Business 3/1/08
- State Systems Integration 5/30/08
- Government Business Process Outsourcing 6/30/08
- Financial Management Systems 11/30/08
- Unemployment Insurance Systems 2/13/09

SOLD

- Pension
- VSA

WIND-DOWN

Electronic Payment Solutions (EPS)

- Official Payments
- EPOS
- ChoicePay

Consolidated Offering 2010

New Official Payments website: Build Direct Relationships

- January to Mar 2009 v. 2008:
  - Page views +17% to 18,627,368
  - Unique Visits +10% to 1,463,784
  - My Account registrations +199% to 155,296



OFFICIAL PAYMENTS
Make A Payment, Make It Official.
My Account
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS

Tier Today - Developing New Markets


Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Higher Education Tuition and Fee Payments
K-12 Meal and Fee Payments
State & Local Courts and Citations
Motor Vehicle Registration and Payments
Utility Payments
Apartment Rental Payments
EPP Core Payment Services

Vertical	FY2009 Revenue Contribution *	CAGR**
IRS/Federal Gov Tax Payments	30.6%	7.5%
State Income Tax	7.9%	6.0%
Real Property Tax	27.0%	6.9%
Moving Violations & Parking	3.6%	9.7%
Utility Payments	11.1%	68.0%
Higher Education	9.0%	56.0%
Local and Other	10.5%	23.2%
Total	**100.0%**	**15.6%**

* Percentages represent FY2009 budget. FY2009 includes ChoicePay. **CAGR FY2007 – FY2009B.

Market Leader

- US Internal Revenue Service
- 27 states and the District of Columbia
- 3,000+ municipalities
  in all 50 states
- 450+ utility clients
- 450+ court clients
- 350+ colleges
  and universities


Counties
Municipalities
States
Higher Education

Who is ChoicePay?

- Founded in 1996, ChoicePay delivers secure, convenient and innovative electronic payment solutions through advanced technology
- The Company serves its customers with the mission of streamlining high-volume bill payment processes
- Billers can accept customer payments by electronic check, credit card or cash using Internet, Interactive Voice Response (IVR), call center, kiosk, and agent payment platforms
- More than 50 contracts and $10.1 million in annual revenue

Tier Today - Biller Direct Platform

Front-End Platform — *Back-End Processing*

Tier Technologies Biller Direct Platform



- Payment Front End
  - IVR, Web, CSR, Email, Mobile, Kiosk, POS, Walk-up
- Payment Back End
  - Gateway
- User Interface
- Marketing
- Customer Service
- Security
  - PCI Compliance
  - NACHA Compliance
  - IRS Audit/ Process

External Payment Processing Network

Processors



FDC, TSYS, CPN

- Network Telecom
- Device Driving
- Merchant Transaction Processing
- Merchant Statement and Settlement

Brand Networks

DISCOVER, American Express, MasterCard, VISA, Electronic Check

Issuing Bank

